Execution Version

SECOND AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF OCTOBER 31, 2022

AMONG

CHORD ENERGY CORPORATION,
AS PARENT,

OASIS PETROLEUM NORTH AMERICA LLC,
AS BORROWER,

THE OTHER CREDIT PARTIES PARTY HERETO,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT, ISSUING BANK AND SWINGLINE LENDER

AND

THE LENDERS PARTY HERETO

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of October 31, 2022, is among: Chord Energy Corporation, a Delaware corporation (the “Parent”); Oasis Petroleum LLC, a Delaware limited liability company (“OP LLC”), Oasis Petroleum North America LLC, a Delaware limited liability company (the “Borrower”); the other Guarantors listed on the signature pages hereto; each of the Lenders party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.    The Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of July 1, 2022 (as amended, amended and restated, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower.
B.    The Parent, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein effective as of the Second Amendment Effective Date (as defined below), subject to the terms and conditions hereof.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the conditions precedent contained in Section 3 hereof, effective as of the Second Amendment Effective Date, the Credit Agreement shall be amended as follows:
2.1    Amendments to Section 1.02.
(a)    Each of the following definitions is hereby amended and restated in its entirety to read as follows:
“Aggregate Elected Commitment Amounts” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.06(c). As of the Second Amendment Effective Date, the Aggregate Elected Commitment Amounts are equal to $1,000,000,000.

“Agreement” means this Amended and Restated Credit Agreement, including any schedules and exhibits hereto, as amended by the First Amendment and Second Amendment, and as the same may from time to time be further amended, restated, amended and restated, supplemented or modified.
(b)    Each of the following definitions is hereby added to Section 1.02 in its appropriate alphabetical order to read as follows:
“Second Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2022 among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.
2.2    Amendment to Section 2.07(a). Section 2.07(a) is hereby amended and restated in its entirety to read as follows:
(a)    Second Amendment Borrowing Base. For the period from and including the Second Amendment Effective Date to but excluding the next Redetermination Date to occur thereafter, the amount of the Borrowing Base shall be an amount equal to $2,750,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments in between Scheduled Redeterminations from time to time pursuant to Section 2.07(e), Section 8.12(c) or Section 9.12(d). The redetermination of the Borrowing Base on the Second Amendment Effective Date pursuant to this Section 2.07(a) shall constitute the October 1, 2022 Scheduled Redetermination.
Section 3.    Assignment and Assumption. Effective as of the Second Amendment Effective Date, immediately prior to giving effect to the amendments contained in Section 2 above, each Lender has, in consultation with the Borrower, agreed to, and, for an agreed consideration, does hereby reallocate its respective Maximum Credit Amount, Elected Commitment, Commitment and Loans and participations in Letters of Credit, LC Disbursements and Swingline Loans (the “Reallocation”). On the Second Amendment Effective Date, and after giving effect to the Reallocation, the Elected Commitment and Maximum Credit Amount of each Lender shall be as set forth on Annex I attached to this Second Amendment, which Annex I amends and restates Annex I to the Credit Agreement in its entirety. Each of the Administrative Agent, each Lender, the Issuing Bank, the Swingline Lender and the Borrower hereby consents and agrees to the Reallocation. With respect to the Reallocation, each Lender shall be deemed to have sold and assigned its Maximum Credit Amount, Elected Commitment, Commitment, Loans and participations in Letters of Credit, LC Disbursements and Swingline Loans, and each Lender shall be deemed to have acquired the Maximum Credit Amount, Elected Commitment, Commitment, Loans and participations in Letters of Credit, LC Disbursements and Swingline Loans allocated to it from each Lender pursuant to the terms and conditions of the Assignment and Assumption attached as Exhibit F to the Credit Agreement (the “Assignment Agreement”), including Annex 1 to the Assignment Agreement (the “Standard Terms and Conditions”) and the Credit Agreement, as if each Lender had executed such Assignment Agreement with respect to the Reallocation, pursuant to which (i) each Lender shall be an “Assignee”, (ii) each Lender shall be an “Assignor” and (iii) the term “Effective Date” shall be the Second Amendment Effective Date as defined herein. Such Reallocation shall be without recourse to each Lender and, except as expressly provided in the Assignment Agreement, without representation or warranty by such Lender. On the Second Amendment Effective Date, (i) the Administrative Agent shall take the actions specified in Section 12.04(b)(iv) of the Credit Agreement, including recording the Reallocation described herein in the Register, and (ii) the Reallocation shall be effective for all purposes of the Credit Agreement. Notwithstanding Section 12.04(b)(ii)(C) of the Credit Agreement, no Lender shall be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with the Reallocation. The Standard Terms and Conditions are hereby agreed to and incorporated herein by reference and made a part of the terms of the Reallocation pursuant to this Section 3 as if set forth herein in full.
Section 4.    Conditions Precedent. This Second Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Second Amendment Effective Date”):
4.1    Executed Counterparts of Second Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor and each Lender (in such number as may be requested by the Administrative Agent) executed counterparts of this Second Amendment signed on behalf of such Person.
4.2    Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable by the Credit Parties on or prior to the Second Amendment Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Second Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement.
4.3    No Default. No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing as of the Second Amendment Effective Date prior to and after giving effect to the terms of this Second Amendment.
The Administrative Agent is hereby authorized and directed to declare the Second Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
5.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Second Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Second Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Second Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except to the extent expressly set forth herein, amend or alter any provision of the Credit Agreement, the other Loan

Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
5.3    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby: (a) acknowledges the terms of this Second Amendment, (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the execution of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing.
5.4    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or other electronic transmission (e.g., “pdf” or “tif”), including via DocuSign or other similar electronic signature technology shall be effective as delivery of a manually executed counterpart hereof.
5.5    No Oral Agreement. This Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.6    GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of Paul Hastings LLP, as counsel to the Administrative Agent.
5.8    Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.9    Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.10    Loan Document. This Second Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
5.11    No Novation. The parties hereto agree that this Second Amendment does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.
[Signatures Begin Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.
BORROWER:    OASIS PETROLEUM NORTH AMERICA LLC

By:    _/s/ Michael Lou___________________
Name:    Michael Lou
Title:    Executive Vice President and Chief
Financial Officer
GUARANTORS:    CHORD ENERGY CORPORATION
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OMS HOLDINGS LLC
OASIS PETROLEUM PERMIAN LLC
    OASIS INVESTMENT HOLDINGS LLC
    WHITING HOLDINGS LLC
    WHITING OIL AND GAS CORPORATION
By:    _/s/ Michael Lou______________
Name:    Michael Lou
Title:    Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT,
SWINGLINE LENDER,
ISSUING BANK AND LENDER:    WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank, a Swingline Lender and a Lender
By:    _/s/ Michael Real______________
Name:    Michael Real
Title:    Managing Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

LENDERS:    CITIBANK, N.A., as a Lender
By:    _/s/ Cliff Vaz______________
Name:    Cliff Vaz
Title:    Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    _/s/ Dalton Harris______________
Name:    Dalton Harris
Title:    Authorized Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender
By:    _/s/ Emilee Scott______________
Name:    Emilee Scott
Title:    Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:    _/s/ Matthew Brice______________
Name:    Matthew Brice
Title:    Director
Signature Page to Second Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender
By:    _/s/ Kevin A. James______________
Name:    Kevin A. James
Title:    Authorized Signatory
By:    _/s/ Donovan C. Broussard________
Name:    Donovan C. Broussard
Title:    Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CITIZENS BANK, N.A., as a Lender
By:    _/s/ Kelly Graham________
Name:    Kelly Graham
Title:    Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ZIONS BANCORPORATION, N.A. DBA
AMEGY BANK, as a Lender
By:    _/s/ John Moffitt________
Name:    John Moffitt
Title:    Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BOKF, NA DBA BANK OF TEXAS, as a Lender
By:    _/s/ Bradley Kuhn________
Name:    Bradley Kuhn
Title:    Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

TRUIST BANK, as a Lender
By:    _/s/ James Giordano
Name:    James Giordano
Title:    Managing Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMERICA BANK, as a Lender
By:    _/s/ Isabel Araujo
Name:    Isabel Araujo
Title:    Portfolio Manager

Signature Page to Second Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender
By:    _/s/ Katie Hammons
Name:    Katie Hammons
Title: Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

GOLDMAN SACHS BANK USA, as a Lender
By:    _/s/ Andrew B. Vernon
Name:    Andrew B. Vernon
Title: Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

MIZUHO BANK, LTD., as a Lender
By:    _/s/ John Davies
Name:    John Davies
Title: Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS
AND ELECTED COMMITMENTS
Aggregate Maximum Credit Amounts and
Aggregate Elected Commitment Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, National Association	9.500000000%	$285,000,000.00	$95,000,000.00
Citibank, N.A.	9.500000000%	$285,000,000.00	$95,000,000.00
Citizens Bank, N.A.	9.500000000%	$285,000,000.00	$95,000,000.00
JPMorgan Chase Bank, N.A.	9.500000000%	$285,000,000.00	$95,000,000.00
Mizuho Bank, Ltd.	9.500000000%	$285,000,000.00	$95,000,000.00
Royal Bank of Canada	9.500000000%	$285,000,000.00	$95,000,000.00
Truist Bank	9.500000000%	$285,000,000.00	$95,000,000.00
BOKF, NA dba Bank of Texas	6.250000000%	$187,500,000.00	$62,500,000.00
Canadian Imperial Bank Of Commerce, New York Branch	6.250000000%	$187,500,000.00	$62,500,000.00
Regions Bank	6.250000000%	$187,500,000.00	$62,500,000.00
Capital One, National Association	5.000000000%	$150,000,000.00	$50,000,000.00
Comerica Bank	3.500000000%	$105,000,000.00	$35,000,000.00
Goldman Sachs Bank USA	3.500000000%	$105,000,000.00	$35,000,000.00
Zions Bancorporation, N.A. dba Amegy Bank	2.750000000%	$82,500,000.00	$27,500,000.00
TOTAL	100.000000000%	$3,000,000,000.00	$1,000,000,000.00